Exhibit 99.1

June 27, 2018	Analyst Contact:	Megan Patterson 918-561-5325
	Media Contact:	Stephanie Higgins 918-591-5026

ONEOK Announces 1.7 Bcf/d of Natural Gas Infrastructure Expansions in the Permian Basin and Oklahoma

TULSA, Okla. - June 27, 2018 - ONEOK, Inc. (NYSE: OKE) today announced plans to expand its natural gas pipeline infrastructure in the Permian Basin and Oklahoma by up to a total of 1.7 billion cubic feet per day (Bcf/d) to provide additional natural gas takeaway capacity in two of the country’s most active production areas.

The projects include:

•
A 150 million cubic feet per day (MMcf/d) expansion of ONEOK’s WesTex Transmission system from the Permian Basin to interstate pipeline delivery points in the Texas Panhandle. Additional interest is being solicited in a follow-up open season that could potentially increase the expansion to 450 MMcf/d.

•	A 150 MMcf/d eastbound expansion of the ONEOK Gas Transportation system from two natural gas processing plants in the STACK and SCOOP areas to an eastern Oklahoma interstate pipeline delivery point.

•
A 100 MMcf/d westbound expansion of ONEOK Gas Transportation from the STACK area to multiple interstate pipeline delivery points in western Oklahoma. Additional interest is being solicited in a follow-up open season that could potentially increase the expansion to 300 MMcf/d.

•
A project to make Roadrunner Gas Transmission (Roadrunner) bidirectional. The project is expected to result in approximately 750 MMcf/d of eastbound transportation capacity from the Delaware Basin to the Waha area. Interest in the new eastbound capacity is being solicited in a concurrent open season.

“These capital-efficient expansions, primarily through the addition of compression facilities, will quickly create critical takeaway capacity and offer additional optionality for natural gas producers and processors in the Permian Basin and Oklahoma,” said Terry K. Spencer, ONEOK president and chief executive officer. “We also continue active discussions with shippers in these areas regarding additional natural gas takeaway solutions that ONEOK could provide.”

The projects are backed by multiple firm transportation commitments. Total annual average adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) from these projects when completed could be as high as $40 million with successful open seasons.

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ONEOK Announces 1.7 Bcf/d of Natural Gas Infrastructure
Expansions in the Permian Basin and Oklahoma

June 27, 2018

The westbound expansion of ONEOK Gas Transportation is expected to be complete in the fourth quarter 2018. The ONEOK WesTex Transmission expansion, the eastbound expansion of ONEOK Gas Transportation and the Roadrunner bidirectional project are expected to be complete in the first quarter 2019.

ONEOK WesTex Transmission is an intrastate natural gas pipeline system operating within Texas, consisting of approximately 2,200 miles of pipeline.

ONEOK Gas Transportation is an intrastate natural gas pipeline system in Oklahoma, consisting of approximately 2,470 miles of transmission pipelines. In May 2018, ONEOK completed a 100 MMcf/d westbound expansion of ONEOK Gas Transportation to serve growth in the STACK area.

Roadrunner, a 50-50 joint venture between ONEOK and Fermaca Infrastructure B.V. (Fermaca), is a Texas intrastate pipeline system transporting natural gas from the Waha natural gas market hub to El Paso markets and to the U.S. and Mexico border.

NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES:

ONEOK has disclosed in this news release forward-looking estimates for adjusted EBITDA expected to be generated by the announced capital-growth projects. Adjusted EBITDA is a non-GAAP financial metric used to measure the company’s financial performance. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest expense, depreciation and amortization, noncash impairment charges, income taxes, noncash compensation expense, allowance for equity funds used during construction (equity AFUDC), and other noncash items.

Adjusted EBITDA is useful to investors because it and similar measures, are used by many companies in the industry as a measure of financial performance and commonly employed by financial analysts and others to evaluate ONEOK’s financial performance and to compare the financial performance of ONEOK with the performance of other companies within its industry. Adjusted EBITDA should not be considered in isolation or as a substitute for net income or any other measure of financial performance presented in accordance with GAAP. Additionally, this calculation may not be comparable with similarly titled measures of other companies.

A reconciliation of estimated adjusted EBITDA to GAAP net income is not provided because the GAAP net income generated by the projects is not available without unreasonable efforts.

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ONEOK Announces 1.7 Bcf/d of Natural Gas Infrastructure
Expansions in the Permian Basin and Oklahoma

June 27, 2018

ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky
Mountain regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets.

ONEOK is a FORTUNE 500 company and is included in the S&P 500.

For information about ONEOK, visit the website: www.oneok.com.

For the latest news about ONEOK, find us on LinkedIn, Facebook and Twitter.

Some of the statements contained herein are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected net income, capital expenditures, cash flow and projected levels of dividends), liquidity, management’s plans and objectives for our future growth projects and other future operations (including plans to construct additional natural gas and natural gas liquids facilities and related cost estimates), our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained herein identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled” and other words and terms of similar meaning.

You should not place undue reliance on the forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Those factors may affect our operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, those factors listed under “Forward-looking Statements” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2017 and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

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